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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Stockholders and Board of Directors
Willbros Group, Inc.:

  We consent to the use of our reports incorporated by reference or included herein and to the references to our firm under the headings "Selected Consolidated Financial and Other Data" and "Experts" in the Prospectus.

                                          KPMG Peat Marwick

Panama City, Panama
September 2, 1997